Exhibit 10.11.2

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(k), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON _______ _, 2014 (THE “EXPIRATION DATE”).

No. W-UPN00_	___________ Shares

CAPRIUS, INC.
WARRANT TO PURCHASE _________ SHARES OF
COMMON STOCK, PAR VALUE $0.01 PER SHARE

CAPRIUS, INC.,  a Delaware corporation (the “Company”), hereby grants to ______________________ (the “Initial Holder”), subject to the terms set forth in this Common Stock Purchase Warrant Agreement (the “Warrant Agreement”), the right to exercise Common Stock Purchase Warrants (the “Warrants”) for the purchase from the Company of up to ________  shares (the “Shares”) of the Company’s Common Stock, at an exercise price of $0.10 per share, subject to adjustment from time to time as described herein. The term “Common Stock” means, unless the context otherwise requires, the Company’s Common Stock, par value $.01 per share, or other securities or property at the time deliverable upon the exercise of this Warrant.  This Warrant is being issued pursuant to the Unsecured Promissory Note dated as of _____  __, 2009 (the “Note”), among the Company and the Initial Holder and the initial holders of the other warrants (the “Note Warrants”).

1.             Exercise

1.1           Timing of Exercise.  This Warrant shall be exercisable at any time in whole or in part from time to time commencing as of the date hereof and expiring at 5:00 P.M., New York time, on ______ __, 2014 (the “Expiration Date”), subject to earlier termination as provided herein, and may not be exercised thereafter

1.2           Exercise of Warrant.

(a)            Exercise. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time from and after the Initial Exercise Date and not later than 5:00 P.M., Eastern time, on the Expiration Date upon surrender of the Warrant, together with delivery of the duly executed Warrant Exercise Form attached hereto as Exhibit A and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided in subsection (b) below) for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).

(b)           Cashless Exercise.  (i) Notwithstanding any other provision contained herein to the contrary, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Exhibit B duly executed, at the office of the Company.  The Net Issue Election Notice must be received by the Company not more than five (5) business days after the date the election is made.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)
       A

where

X =           the number of shares of Common Stock which the Warrantholder has then requested be issued to the Warrantholder;

Y =           the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A =           the average closing “Market Price” of one share of Common Stock for the five (5) consecutive business days preceding the date the net issue election is made; and

B =           the Warrant Price in effect under this Warrant at the time the net issue election is made.

(ii) For the purposes of this Agreement, “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

2.            Delivery of Stock Certificates Upon Exercise.  As soon as practicable after the exercise of any Warrants, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder or other person specified in the Notice of Exercise a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, subject to compliance with Section 7 hereof.  Any shares of Common Stock as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such Shares.

3.             Anti-Dilution Adjustments.

3.1           Change in Capitalization.  If the Company shall at any time prior to the Expiration Date subdivide its outstanding Common Stock, by forward stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to the Shares covered by the unexercised portion of the Warrants shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

3.2           Reclassification.  In case of any reclassification, capital reorganization or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by Section 3.1 hereof), at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right prior to the Expiration Date to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of the Warrants, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Shares purchasable upon exercise of the Warrants) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

3.3           Consolidation, Merger and Sale of Assets.  In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance and to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity or its parent corporation is a public reporting company under the Securities Exchange Act of 1934, as amended, and (ii) the consideration to be received by the holders of the Company’s Common Stock includes publicly traded equity securities in the surviving entity or parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing.  In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this Section 3.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

3.4           Non-Public Successor.  In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity is not a public reporting company (as defined above), or (ii) the consideration to be received by the holders of the Company’s Common Stock does not include any publicly traded equity securities in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date.  Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the Shares and other securities and property deliverable upon exercise of the Warrants.  Upon the closing of the transaction referenced in the foregoing notice, this Warrant Agreement and the Warrants hereunder to the extent then unexercised shall terminate.

3.5           Exchanges and Distributions With Respect to Common Stock.  If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration Date) to exercise the Warrants for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which the Warrants might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

3.6           Officer’s Certificate.  Whenever the Exercise Price or the number of shares of Common Stock subject to this Warrant Agreement is adjusted, the Company shall promptly mail to the Holder a notice of adjustment.  The notice of adjustment shall include a brief statement of the facts requiring the adjustment and the manner of computing it, and shall be certified by the chief financial officer of the Company.  The determination of the adjustment shall be made by the Company in its sole discretion and shall be final and binding upon the Holder.

4.            Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants.  The Company covenants and agrees that any Shares issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.  The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of the Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of the Warrants.

5.            Fractional Shares.  The Company shall not issue fractions of shares of Common Stock upon exercise of the Warrants or scrip in lieu thereof.  If any fraction of a share of Common Stock would, except for the provisions of this Section 5, be issuable upon exercise of the Warrants, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

6.            Transfer Restrictions.  A Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant Agreement together with the Warrants hereunder only to (i) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative, (ii) one or more of its shareholders, directors, officers, members, employees or limited or general partners, or (iii) any member of the immediate family (which shall be deemed to include a spouse, parent, or child) of an individual Holder or trust for the benefit of any such individual.  Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit C hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6.

7.             Securities Law Compliance.

7.1           Investment.  Unless the Shares to be issued upon exercise of the Warrants are then included in an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), the Holder, by accepting this Warrant Agreement, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of the Warrants of Shares acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being held by the Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and including such other representations as may be reasonably requested by counsel to the Company.  Further, the Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise.

7.2           Legend.  Unless the Shares issuable upon exercise of the Warrants are registered under the Securities Act, upon exercise of any part of the Warrants and the issuance of any of such Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Shares, and all certificates representing the Shares issued upon exercise hereof shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

“The shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration.”

7.3           No Registration Rights.  The Holder acknowledges that it will have no demand, “piggy-back” or other rights for inclusion of the Shares in any registration statement which may hereafter be filed by the Company under the Securities Act.

8.            Replacement of Warrant Agreement.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof a new Warrant Agreement of like tenor.

9.            Rights as a Warrant Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of this Warrant.  The rights of the Holder are limited to those expressed in this Warrant Agreement and are not enforceable against the Company except to the extent set forth herein.  Prior to due presentment for transfer of this Warrant Agreement, the Company may deem and treat the Holder as the absolute owner of this Warrant Agreement for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

10.           Subdivision of Rights.  This Warrant Agreement (as well as any new Warrants issued pursuant to the provisions of this Section) is exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be purchased hereunder.

11.           Sending of Notices.  All notices and other communications with respect to this Warrant Agreement shall be in writing and sent by express mail or courier service or by personal delivery  to the Company address at 10 Forest Avenue, Suite 220, Paramus, NJ 07652 or to such other address as either party hereto may duly give to the other.

12.           Headings.  The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

13.           Change, Waiver, Discharge or Termination.  This Warrant Agreement sets forth the entire agreement between the Company and the Holder with respect to the matters herein.  Neither this Warrant Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  The Company shall not amend any other Warrant Agreement issued as part of the Series to make terms thereunder more favorable to the holder thereof without offering the same amended terms to the Holder hereof.

14.           Binding.  This Warrant Agreement shall be binding upon and inure to the benefit of the Company and the Holder, and their respective successors and assigns.

15.           Governing Law.  This Warrant Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law.

CAPRIUS, INC.

	By:	/s/ Jonathan Joels
Jonathan Joels
Dated: _____ __, 2009		CFO

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

The undersigned Holder of the attached Warrant Agreement hereby:

1.           Irrevocably elects to exercise the Warrant therein to the extent of purchasing ________ Shares at $ ____ per Share, and makes payment in full of the aggregate Exercise Price for those Shares in the amount of $___________ by wire transfer or the delivery of certified funds or a bank cashier’s check.

2.           Requests that a certificate for the Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________
(Name, address and tax identification number of person other than the undersigned in whose name Shares are to be registered.)

3.           Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrants, that a new Warrant Agreement of like tenor for the remaining Shares purchasable pursuant to the Warrants be issued and delivered to the undersigned at the address stated below.

Dated:
Signature

(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant Agreement)

Social Security or Tax Identification Number	Printed Name

Address:

Warrant No.: W-UPN00_

EXHIBIT B
CAPRIUS, INC.
NET ISSUE ELECTION NOTICE

To: Caprius, Inc.

Date:[_________________________]

The undersigned hereby elects under Section 3(b) of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________
Signature

_________________________________________
Name for Registration

_________________________________________

_________________________________________
Mailing Address

_________________________________________
Social Security or Tax Identification Number

Warrant No.: W-UPN00_

EXHIBIT C
ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned,
________________________________, hereby sells, assigns and transfers unto:

Name: ________________________________________________
(Please type or print in block letters.)

Address:    _____________________________________________
    _____________________________________________

the right to purchase ______________ shares (the “Shares”) of Caprius, Inc. (the “Company”) pursuant to the terms and conditions of the Warrant held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned’s Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee.  Except for the number of Shares purchasable, the new Warrant to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned’s Warrant.  This Assignment is subject to receipt by the Company of such investment representations by the assignee, as may be reasonably required under the Securities Act of 1933, as amended.  To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints ______________________________ as the undersigned’s attorney-in-fact to transfer the Warrant and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:
Signature

(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant Agreement)

Social Security Number or Eployer ID Number	Printed Name

Address:

Stock Warrant No.: # W-UPN00